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                                                                 Exhibit 10.11

                           1999 Executive Incentive



Robbie, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $40,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $10,000.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $10,000. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $20,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.
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                           1999 Executive Incentive



Ted, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $30,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $7,500.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $7,500. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $15,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.

                           1999 Executive Incentive

Rick, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $40,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $10,000.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $10,000. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $20,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.
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                           1999 Executive Incentive

Glenn, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $20,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $5,000.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $5,000. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $10,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.

                           1999 Executive Incentive

Emil, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $50,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $12,500.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $12,500. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $25,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.

                           1999 Executive Incentive

Janet, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $20,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $5,000.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $5,000. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $10,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.

                           1999 Executive Incentive


Chris, I am pleased to announce your executive incentive compensation package that will be an integral part of your total compensation for 1999. Your targeted annualized incentive compensation for the year will be $30,000. This target amount will be paid out on a quarterly basis, with a target quarterly payout of $7,500.

The incentive will be determined as follows. For 1999, the sole metric for determining the payout will be revenue. In future years, you should assume that additional metrics, such as profitability, will be added. The revenue target metric that will be used to determine your incentive payout will be the company's quarterly revenue target as determined by the 1999 plan adopted by the board of directors.

If the company achieves 100% of its quarterly revenue target, you will be paid your targeted quarterly incentive of $7,500. If the company achieves 120% or more of its targeted quarterly revenue, you will receive 200% of your quarterly incentive target, or $15,000. If the company achieves 80% or less of its targeted quarterly revenue, you will not receive a quarterly incentive payout. Between 80% and 120% performance, your payout will be prorated accordingly between 0% and 200%. This calculation will be performed following the end of each quarter and paid in the next payroll cycle.

As an additional part of your 1999 executive compensation package, you will be eligible to receive up to $1000 in reimbursed expenses. The expenses eligible for this reimbursement include income tax preparation costs, estate planning costs, and an annual physical examination. You are free to choose your own tax preparation, estate planning, or medical service. To receive your reimbursement, simply submit an expense report. Expenses exceeding $1000 will be your personal responsibility.